UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST
(Exact name of Registrant as specified in charter)

440 South LaSalle Street
Chicago, Illinois 60605-1028
(Address of principal executive offices) (Zip code)

Keith T. Robinson Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/03-4/30/04

FORM N-CSR

Item 1. REPORT TO STOCKHOLDERS

Thomas White Funds Family
Lord Asset Management Trust
 Semi - Annual Report
American Opportunities Fund
International Fund
April 30, 2004
 FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE
WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT
800-811-0535 OR VISIT OUR WEB SITE AT
WWW.THOMASWHITE.COM
THOMAS WHITE FUNDS FAMILY
OFFICERS AND TRUSTEES
Thomas S. White, Jr.
 Chairman of the Board
and President
Nicholas G. Manos
 Trustee
Edward E. Mack III
 Trustee
Elizabeth G. Montgomery
 Trustee
John N. Venson, D.P.M.
 Trustee
Douglas M. Jackman, CFA
 Vice President and Secretary
David Sullivan II
 Treasurer and
Assistant Secretary

INVESTMENT ADVISER AND
ADMINISTRATOR
Thomas White International, Ltd.
440 S. LaSalle Street, Suite 3900
Chicago, Illinois 60605-1028
CUSTODIANS
The Northern Trust Company
Chicago, Illinois
U.S. Bank, N.A.
Milwaukee, Wisconsin
LEGAL COUNSEL
Dechert LLC
Washington, DC
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Chicago, Illinois
TRANSFER AGENT
U.S. Bancorp Fund Services LLC
Milwaukee, Wisconsin
Thomas White Funds Family
Capturing Value Worldwide

THOMAS WHITE FUNDS FAMILY

Thomas White is the Funds' President and Portfolio Manager. He has been an investment professional since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University in 1965. Over his thirty-eight years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, fourteen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief Investment Officer for the firm's American valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of portfolio investments in Europe, Africa, North America, Latin America, Japan and Asia. Thomas White's research division produces monthly publications that provide investment advice on the relative attractiveness of nearly 4,000 common stocks in forty-nine countries. These are purchased by major institutional asset management organizations worldwide.

THE FOLLOWING LETTER WAS WRITTEN BY MR. WHITE, THE FUNDS' PRESIDENT:

June 30, 2004

Dear Friends,

The Thomas White Funds Family has just celebrated its 10th birthday.

Speaking for the officers and trustees of the Thomas White Funds, we take great pride in having maintained, on your behalf, the highest standards of fund management and ethical behavior. As shareholder-oriented fiduciaries, we have always put your interests before ours in all decisions related to the Funds. This is no less than what we demand of the executives and directors in whose corporations we are invested.

Monitoring the Level of Business Ethics Improves the Funds' Investment Returns

Sadly, the ethical lapses resulting from the boom times of the late nineties occurred both in the corporate world and in fund management companies. Investment-wise, we avoid owning stocks whose managements appear insensitive to shareholders' objectives, as they rarely produce superior performance.

TWI's analysts attempt to determine management ethics by monitoring the company's chief executive and how they view their role in the company. A clear sign of the potential for unethical behavior comes from a CEO who acts as if he or she is the company's owner, as opposed to an employee who works for the shareholders. A manager with this distorted perspective often has poor judgment. They pressure directors to approve compensation packages whose size has no relationship to the firm's other employees and then argues that this level be maintained even when their work performance is sub par. Moreover, the CEO often demands an option package that has strong upside potential, but no downside risk. Finally, they have negotiated employment contracts to provide major payouts when they leave the firm, voluntarily or otherwise, or if the firm is sold.

When voting company proxies, our objective is to exercise your right to vote for shareholder-oriented Directors, fair compensation schemes and other matters important to your interests.

Proxy voting is another important area that is closely related to our monitoring of ethical behavior. As the Funds' shareholders, you have given us the responsibility to determine if the current directors of the companies we are invested in should be reelected. Our analysts monitor the behavior and shareholder-orientation of the CEO's and directors of these companies. We vote during the annual proxy statement period to reappoint competent, shareholder-oriented directors and reject others. In shareholder votes regarding executive compensation, we vote against all schemes and pay packages that seem excessive.

Given the extent of recent problems, regulators are encouraging mutual funds to focus their attention on management behavior and to fulfill their obligation to vote for capable, directors. If capitalism's recent evolution into today's shareholder democracy is to succeed, fund managers must become much more aggressive in representing the interests of their fund's shareholders.

As reviewed later in this report, the performances of our two funds have met their long-term objectives of strong, stable equity performance relative to their peer funds. We have accomplished this goal over the last ten years, which has an unusually wide range of market environments:

1) The steady growth of the nineties (1994- 1998).

2) The technology bubble fueled by Y2K fears (1999-2000).

3) The subsequent market decline (2000- 2002), a natural aftermath of earlier excesses. This bear market was the longest period of declining stock prices since the thirties.

4) The current economic expansion and bull market (2003-2004).

Many of you regularly visit our office in Chicago and know the men and women who manage your assets. These meetings allow us to personally review Fund progress as well as discussing your personal needs. Please call Doug Jackman, David Sullivan or me at 312-663-8300 in Chicago.

All of us at the Thomas White Funds Family appreciate your support throughout the last decade and look forward to continue to be of service to you.

Thomas S. White, Jr.

President

"Houses are best built on stone, not sand. Our thorough stock selection approach emphasizes the use of time-tested, fundamental valuation measurements and analyst judgment. The objective is to determine a company's intrinsic business worth."

"Thomas White International's research division is leading the asset management industry in the development of techniques to successfully value modern global companies."

COMMON INVESTMENT GOALS

The investment objective of the each Fund is to achieve long-term capital growth through superior risk-adjusted returns.

INVESTMENT PHILOSOPHY
OF THE THOMAS WHITE FUNDS

I.  Superior returns are achieved from capturing the high potential inherent within undervalued companies.

II.  A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile.

III.  Thomas White emphasizes owning broadly diversified portfolios of undervalued companies that have solid cash flows, attractive growth potentials and appropriately conservative balance sheets.

IV.  The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market.

THE THOMAS WHITE FUNDS FAMILY

The American Opportunities Fund (mid-cap value)
The International Fund (foreign equities)

Mutual fund investors and their advisors have grown increasingly sophisticated in the management of their assets. Funds are allocated by their investment style, cap size and between domestic and foreign stocks. The objective of this careful diversification is smoother performance. The Thomas White Funds described below should be used as individual components within an investor's total investment portfolio:

I.  The American Opportunities Fund

This mid-cap value fund is designed to obtain superior long-term returns while attempting to limit investment risk. The portfolio is constructed to take full advantage of our research department's ability to discover attractive investment opportunities in each major business sector within the United States. History shows that careful industry and company diversification can help lower portfolio volatility and reduce risk during difficult market environments.

The American Opportunities Fund will use a valuation-driven mid-cap investment style and will select most of its stocks from the 800 companies in the Russell Midcap Index. These stocks range in market capitalizations from roughly $1 to $10 billion.

II.  The International Fund

We believe globalization will continue to accelerate in this century. This trend started with the demise of the Soviet Union as a superpower and will speed up with the growing availability of the Internet worldwide.

This fund is designed to represent the international equity component of an investor's portfolio of funds. It owns a broadly diversified list of undervalued common stocks located in all the major global industries. The securities are also widely diversified by geographical region and in both developed market and emerging market countries. The Fund does not typically hedge currencies.

THE FUNDS ARE INVESTOR FRIENDLY

The Funds are no-load, a distinct advantage since sales charges and 12b-1 fees reduce a shareholder's return. Each fund has average or below average total expenses, in relation to their peers, and attempts to maintain low portfolio turnover, which is tax-efficient. In addition to managing mutual funds, our asset management division runs US large-cap, small-cap, fixed-income, as well as global and international portfolios for clients. All of our investment asset classes use our traditional valuation-oriented investment approach.

THE WORLD HAS CHANGED.

ADDING AN INTERNATIONAL FUND TO US EQUITY HOLDINGS OFFERS THE POTENTIAL FOR BOTH IMPROVED PERFORMANCE AND SMOOTHER RETURNS.

GLOBAL STOCK MARKET ALLOCATION
	Dec 1970	Dec 1980	Dec 1990	Dec 2000	Dec 2003
Developed Markets
Canada	4%	3%	2%	2%	3%
Europe	22%	23%	25%	28%	29%
Pacific	8%	16%	27%	14%	12%
United States	66%	57%	43%	52%	52%
Emerging Markets	.2%	.8%	3%	4%	4%
	100%	100%	100%	100%	100%
Global Market Value ($trillions)	$2.0	$4.1	$8.2	$26.9	$23.1

There has been growth in the relative size of developed and emerging markets outside the United States since 1960. Investors can now choose to employ wider diversification in the design of their equity portfolios.

Thomas White suggests shareholders hold both its American Opportuinities Fund and its International Fund to achieve a broadly diversified portfolio.

History shows that broad global diversification lowers portfolio volatility compared to single country portfolios.

Source: Thomas White International

COMMON INVESTMENT OBJECTIVES

The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability.

The Funds are designed to give shareholders a comfortable ride, in the roller coaster world of equities.

Shareholders that can "stay the course" and maintain a well-thought-out, long-term strategy, have traditionally done well in investing. Nervous equity investors tend to make mistakes they regret later.

How do we invest the portfolio and structure the Funds to accomplish our goals of both strong and stable performance?

First, in terms of portfolio design, we select stocks on the basis of how they will perform in both rising and declining markets. Thomas White's 100% owned research unit provides an ongoing flow of attractive stocks in most industries and countries. This gives us the ability to construct carefully diversified portfolios. Owning undervalued companies in all of the major industries or countries can moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset each other, producing smoother overall performance, as well as the value added which comes from owning undervalued stocks.

Second, in designing the fund's structure, we try to attract and serve the prudent, long-term investor and discourage speculators. Please note the information in "Designing a Lifetime Investment Plan" and "The Power of Long-Term Investment Plans" located in the front section of the Funds' prospectus. Our Funds are ideal for these sort of lifetime savings plans. There is another advantage of having shareholders who are long-term investors. Long-term shareholders produce fewer fund redemptions, which means lower portfolio turnover in the Funds. A stable shareholder base also allows us to hold less liquidity-related cash, which can improve long-term performance.

Third, we encourage shareholders to develop confidence in our advice. Working with a trusted advisor increases the likelihood of investment success. We take great pride as professionals in assisting shareholders in reaching their investment goals. We know that our clients' accomplishments depend on their knowledge, planning and self-discipline. Accordingly, we attempt to focus our regular shareholder communications in these areas.

Finally, we send out special letters during periods of market turmoil. These are normally delivered in a timely fashion by fax or e-mail. Shareholder response to this form of communication has been quite enthusiastic. A complete set of past shareholder letters and reports are available at our website, www.thomaswhite.com or by calling 1-800-811-0535.

"The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability. . . Shareholders that can 'stay the course' and maintain a well-thought-out, long-term strategy, have traditionally done well in equities."

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
TOP TEN HOLDINGS ON April 30, 2004
BASED ON TOTAL NET ASSETS
Company Industry	% of Total Net Assets
CACI International Inc. Technology	2.9%
Symantec Corp Technology	2.3%
Alberto Culver Co. CL A Consumer Staples	2.1%
C.R. Bard, Inc. Health Care	1.7%
Mylan Laboratories, Inc. Health Care	1.6%
Gtech Holdings Services	1.5%
Dentsply International Inc. Health Care	1.5%
Countrywide Financial Financial	1.4%
Fortune Brands Services	1.3%
Zebra Tech Cl A Technology	1.3%

Thomas White American Opportunities Fund
Mid-Cap Value Style (Ticker: TWAOX)

The American Opportunities Fund had its fifth birthday March 4, 2004. It employs the same valuation-oriented investment style as the International Fund, but centers its selection around the 800 stocks in the Russell Midcap Index. These companies range in market capitalizations from roughly $1 to $10 billion. The Fund may also purchase attractive largercap or smaller stocks. Given that our security analysts cover over 2,300 domestic companies, this selection flexibility allows the portfolio manager to buy many of the investment opportunities they discover. The Fund's weighted market-cap size is $5.4 billion and the median size is $3.8 billion.

Performance Review

The Thomas White American Opportunities Fund returned +8.1% over the last six months through April, versus the Russell Midcap Value Index return of +8.3% and the Russell Midcap Index return of +7.2%. Over the last twelve months the Fund returned +34.9% versus +34.9% and +35.5% for the respective indices. Since its inception, the Fund has produced an annualized +9.0% return. This compares to the Russell Midcap Value Index +9.6% and the Russell Midcap Index +8.1%.

Investment Strategy

It has been just short of fours years since the top of the 1994-2000 "New Economy" bull market on September 1, 2000. Since then the general market as described by the S&P 500 has had a negative return of -22.7%. In its bear market phase which lasted until September 30, 2002, it returned -44.6%. As of April 30, its current bull market leg has returned +39.7%. Mid-caps, more specifically, value style mid-caps, had superior performance during this period because they started out unpopular and undervalued (see below). The American Opportunities Fund, which uses a value-oriented, but not a deep value style, performed as we would have expected it to over this turbulent period.

Returns Since the Market High's in October of 2000	Bear Market 9/1/00 to 4/30/04	Bull Market 9/1/00 to 4/30/04	Total Period 9/1/00 to 4/30/04
TW Amer. Oppor. Fd	-8.0%	+43.4%	+32.0%
S & P 500 Composite	-44.6%	+39.7%	-22.7%
Russell Midcap	-30.3%	+53.1%	+6.7%
Russell Midcap Value	-4.6%	+49.1%	+42.3%

Stocks

Since mid-cap and small-cap stocks have consistently outperformed since 2000, their relative valuation levels are now back to parity with the country's top 200 mega-cap stocks. This suggests to us that the mega, mid and small asset classes will have more uniform performance over the next twelve months. All three asset classes are 20% above their trailing 25- year average valuation levels. This high market valuation level is the main reason we continue to expect below average single digit equity returns. The good news is, that given low inflation rates, real inflation-adjusted equity returns should be closer to what they have been historically.

The market seems to be consolidating its gains from the last 21 months of advance, but with the economic recovery still intact around the world, we will not be too concerned until later next year or early 2006, when many industries should reach their capacity limits. It is also quite normal for politicians and the Federal Reserve to reduce fiscal and monetary stimulus in the year after presidential elections. As to our industry mix, we will be looking to initiate new positions in companies that traditionally do well in rising interest rate environments, including defensive stocks and companies where they or their clients have little debt.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
INDUSTRY DISTRIBUTION ON APRIL 30, 2004
BASED ON LONG-TERM SECURITIES
Aerospace	1.7%
Banking	8.5%
Building	3.7%
Capital Goods	2.1%
Chemicals	1.7%
Communications	1.4%
Consumer Durables	4.7%
Consumer Retail	5.9%
Consumer Staples	3.9%
Energy	5.1%
Financial Diversified	9.6%
Forest & Paper	0.7%
Health Care	11.0%
Industrial	4.2%
Insurance	4.5%
Metals & Mining	0.8%
Services	13.4%
Technology	13.9%
Transportation	1.6%
Utilities	1.6%
Total	100%

The Current Portfolio

Currently we are reducing the portfolio's weight in interest sensitive stocks that have advanced sharply over the last 2 years.

Our analysts jest that they like to buy "ugh" (undervalued) and sell "vogue" (overvalued). New "ugh" investments are generally held two to three years until they have reached their fair value. This year our Valero Energy investment provides an excellent example of our investment approach.

Valero is the nation's largest independent oil refiner. Petroleum refining capacity has been falling in the US over the last ten years due to strong local objections that has stopped the construction of these giant eyesores with their ecological challenges. Moreover, refiners suffer wild swings in profitability, which also discouraged capacity expansion. Recognizing the long-term profit potential that would eventually occur with capacity shortages, we bought Valero in early 2003 when they fell due to short-term earnings problems. This year the global economic recovery boosted energy demand and refiner profits soared due the predicted lack of capacity. As new refineries take 5-7 years to complete, an extended period of tight capacity will insure high profits for years to come.

As is our traditional policy, we are nearly fully invested and maintain broad industry diversification. In order to achieve our objective of portfolio stability, we currently own 159 attractively priced businesses spanning every major industry. While 70% of the stocks are classified as mid-caps, we also have roughly 15% in large-caps and 15% in small-cap stocks that we feel are attractive. As of April 30, the Fund's wide diversification was confirmed by the fact that its top ten holdings represented just 17.6% of its total net assets.

In conclusion, The American Opportunities Fund represents a well-diversified portfolio of undervalued equity securities. At this stage of the bull market, our analysts continue to find many attractive opportunities.

PERFORMANCE AT A GLANCE

Relative Performance April 30, 2004	American Opportunities Fund	Russell Midcap Value	Russell Midcap Index
Six Months	81.%	8.3%	7.2%
YTD	3.4%	0.9%	1.3%
One Year Total Return	34.9%	34.9%	35.5%
Annualized Three Year Total Return	9.7%	8.2%	4.9%
Annualized Five Year Total Return	7.6%	7.7%	10.3%
Annualized Total Return Since Inception (3/4/99)	9.0%	9.6%	8.1%

Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This represents approximately 11% of the total market capitalization of the Russell 3000 Index. All indices are unmanaged and returns assume the reinvestment of dividends.

The American Opportunities Fund vs the Russell Midcap Value Index and the Midcap Index March 4, 1999 to April 30, 2004

[CHART OMITTED]]

The current value of an initial $10,000 investment with dividends reinvested

Thomas White Amer Opportunities Fund $15,596

Russell Midcap Value $16,042

Russell Midcap $14,921.

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was +56.0% for the Fund, +60.4% for the Russell Midcap Value and +49.2% for the Russell Midcap. The one-year return for the Fund was +34.9%. The Fund's average annual total return was +9.0%.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio April 30, 2004
Industry Issue		Shares	Value

Common Stocks (98.8%)
Aerospace (1.7%)
Curtiss Wright		1,800	$84,780
L-3 Communications		2,200	135,828
Moog Inc Class A *		2,100	69,300
			289,908

Banking (8.4%)
Banner Corp		3,300	84,777
Columbia Banking Sys		4,000	90,200
Commerce Bancorp		1,150	65,562
Community First Bank		1,716	55,272
Golden West Finl		2,050	215,476
Hudson City Bancorp		2,100	70,980
Independent Bank		2,750	68,640
M&T Bank Corp		1,800	153,000
New York Comm Banc		7,466	187,173
North Fork Bancorp		4,050	150,336
Southtrust Corp		2,200	68,772
Tcf Financial		3,200	158,560
Zions Bancorp		1,400	79,380
			1,448,128

Building (3.6%)
American Woodmark		2,000	128,240
Centex		2,800	134,260
D R Horton		6,675	192,240
Eagle Materials Inc		62	4,073
Eagle Materials Cl B		208	13,291
Kb Home		2,223	153,231
			625,335

Capital Goods (2.1%)
Donaldson Co Inc		4,800	131,664
Graco Inc		5,062	142,748
Paccar Inc		1,566	89,184
			363,596

Chemicals (1.7%)
Albemarle Corp		2,150	62,888
Airgas Inc		5,200	115,180
Engelhard Corp		1,839	53,405
Rohm & Haas		1,400	54,292
			285,765

Communications (1.4%)
Alltel Corp		700	35,238
Centurytel Inc		1,850	53,428
Telephone And Data Systems		2,250	148,410
			237,076

Consumer Durables (4.7%)
Autoliv Inc		2,300	97,819
Brunswick Corp		3,800	156,218
Carlisle Cos Inc		2,100	124,425
Johnson Controls		1,800	98,748
Lear Corp		952	57,710
Mohawk Industries, Inc. *		1,000	77,140
Polaris Industries		1,900	81,510
Select Comfort *		1,650	39,798
Whirlpool		928	60,793
			794,161

Consumer Retail (5.9%)
Abercrombie & Fitch		2,800	88,060
Am Eagle Outfitters *		1,400	35,966
Fossil Inc *		5,827	142,936
Kenneth Cole Prod		4,250	147,008
K-Swiss Inc Cl-A		6,400	123,456
Liz Claiborne		2,700	94,770
Office Depot *		7,700	134,827
Pacific Sunwear *		4,300	92,794
TJX Companies		5,700	140,049
			999,866

Consumer Staples (3.8%)
Alberto Culver		7,650	360,774
Dean Foods Co *		2,100	70,518
Helen Of Troy *		3,000	99,420
Regis Corp		2,900	125,918
			656,630

Energy (5.1%)
Anadarko Petroleum		2,522	135,129
Devon Energy Corp		2,500	153,000
Helmerich & Payne		2,300	62,077
Marathon Oil Corp		2,629	88,229
Pogo Producing		2,950	145,494
Valero Energy		2,300	146,648
Varco Intl *		6,750	139,658
			870,235

Financial Diversified (9.5%)
Countrywide Finl		3,999	237,141
Doral Financial		5,450	178,706
Edwards Ag		1,757	64,289
Health Care Prop		2,100	50,190
Hospitality Propert		1,900	74,252
Kimco Realty Corp		2,250	96,165
Knight Trading *		7,050	$81,780
Legg Mason		1,300	119,678
Lehman Brothers Holdings, Inc.		2,047	150,250
New Century Financial		1,550	65,534
Prologis Trust		5,000	147,100
T Rowe Price Group		3,600	184,104
The Student Loan		600	84,960
Ventas Inc		4,550	100,510
			1,634,659

Forest & Paper (0.7%)
Rayonier Inc.		3,006	117,234

Health Care (10.7%)
Bard CR Inc		2,800	297,556
Becton Dickinson		1,500	75,825
Bio-Rad Labs *		2,050	120,130
Caremark Rx *		900	30,465
Covance Inc *		5,100	172,074
Davita Inc *		2,000	102,200
Dentsply Intl		5,250	255,255
First Health Group *		1,400	23,520
Health Net *		2,900	73,776
Humana Inc *		4,700	76,563
Medicis Pharm		3,700	158,804
Mylan Labs		11,700	268,047
Omnicare Inc		3,000	124,440
Zimmer Holdings Inc *		800	63,880
			1,842,535

Industrial (4.1%)
American Standard *		898	94,461
Ametek Inc		4,000	106,000
Ball Corp		1,600	105,600
Franklin Electric		2,000	121,580
Griffon *		4,300	94,385
Hillenbrand Inds		1,700	114,750
Sonoco		2,991	74,356
			711,132

Insurance (4.5%)
Ambac Financial		1,750	120,750
Delphi Finl Group A		2,050	82,328
Landamerica Finl		1,600	65,936
Old Republic		7,950	184,599
Renaissancere Hldg		2,300	121,187
Torchmark Corp.		3,600	187,344
			762,144

Metals (0.8%)
Alcoa		2,400	$73,800
Minerals Tech		1,100	64,515
			138,315

Services (13.2%)
Banta Corp		3,500	155,679
Brinker *		2,700	103,842
Corinthian Colleges *		3,100	94,550
Courier Corp		1,387	56,520
Fortune Brands		2,900	221,125
Geo Group Inc		2,600	61,100
Gtech Holdings Gr		4,300	261,956
Intl Game Tech		5,600	211,344
ITT Education *		4,200	169,386
Knight Ridder		1,300	100,672
Matthews Intl		3,500	107,753
Panera Bread *		1,800	73,926
Petco Animal Supply *		2,000	58,860
Republic Service		4,300	123,926
Scp Pool		4,200	168,378
University Of Phoenix *		1,600	140,064
Value Line Inc		2,400	154,872
			2,263,953

Technology (13.7%)
Ameritrade Holding *		8,600	105,264
Barra Inc		3,350	137,183
Caci Intl Inc. *		10,924	497,042
Certegy Inc		1,400	50,092
Efunds Corp *		8,600	138,116
Fiserv Corp *		1,700	62,662
Harris Corp		3,764	169,568
Lexmark Intl Group *		1,000	90,460
Linear Technology Cp		3,400	121,992
Progress Software *		1,800	37,116
Storage Technology *		3,800	99,826
Symantec Corp *		8,788	398,711
Syntel Inc		7,000	140,000
Varian Inc. *		1,900	77,900
Zebra Tech Class A *		3,000	219,900
			2,345,832

Transportation (1.6%)
Arkansas Best Corp		1,800	47,034
Expressjet Holdings *		2,600	33,072
Fedex Corp		1,300	93,483
Union Pacific Cp		800	47,144
Yellow Roadway Corp *		1,650	56,265
			$276,998

Utilities (1.3%)
Nstar		1,300	62,919
Oneok		2,900	60,755
Public Servic Enter		1,300	55,770
Wisconsin Energy		3,100	97,340
			276,784

Total Common Stocks		(Cost $11,904,901)	16,940,286

Short-Term Obligations (1.2%)
		Principal Amount
Wisconsin Corporate Central Credit Union Variable Demand Note
0.79%, due 7/10/04		$219,614	$219,614

	Total Short-Term Obligations	(Cost $219,614)	219,614

Total Investments:	100.0%	(Cost $12,124,515)	17,159,900
Other Assets, Less Liabilities:	(0.0)%		(5,364)
Total Net Assets:	100.0%		$17,154,536

* Non-Income Producing Securities

See Notes to Financial Statements

THOMAS WHITE INTERNATIONAL FUND
TOP TEN HOLDINGS ON April 30, 2004 BASED ON TOTAL NET ASSETS
Company Industry, Country	% of Total Net Assets
Samsung Electronics Technology, South Korea	2.4%
Credit Suisse Group Banking, Switzerland	2.3%
ABN AMRO Holdings Banking, Netherlands	2.2%
British American Tobacco Consumer Staples, United Kingdom	2.0%
Sumitomo Mitsui Financial Banking, Japan	2.0%
Yamada Denki Co. Consumer Retail, Japan	1.9%
Societie Generale Banking, France	1.8%
Repsol YPF Energy, Spain	1.7%
Dexia Banking, Belgium	1.7%
ING Groep NV Insurance, Netherlands	1.7%

Thomas White International Fund
Large Cap Value Style (Ticker: TWWDX)

Performance

The Thomas White International Fund returned +11.2% in the first six months of this year. This compares to +11.7% for the international index (MSCI All-Country less US) and +8.7% for the world index (MSCI All-Country World). Over the last year the Fund returned +37.8% versus +41.3% and +31.0% for the international and world benchmarks. The International Fund has enjoyed solid long-term performance since its inception on June 28, 1994. Its +7.3% annualized return has outperformed the +4.1% return of the international index (MSCI AC World less US) and equaled the +7.0% return of the world index (MSCI AC World).

International Equities Are Now Outperforming US Equity Returns

The table on Page 20 presents the equity performance of the world's major regions since 1970. International equity returns outperformed US stocks for a twenty-year period from 1970 to 1990, then under-performed for eleven years, largely due to low equity returns in Japan. On February 1, 2001, international returns began outperforming US returns. The case for investors diversifying in international equities is based on the fact that while regional equity returns tend to perform quite differently in any one five-year period, over longer time frames they have produced similar returns.

Our 2004-2013 annual projection made last December, estimated that international stocks would return 11%, outperforming equities by 3.0% annually over this ten-year period. The table below compares US and international returns since the top of the 1994 - 2000 bull market on September 1, 2000.

Returns Since the Market High's in October of 2000	Bear Market 9/1/00 to 4/30/04	Bull Market 9/1/00 to 4/30/04	Total Period 9/1/00 to 4/30/04
TW International Fd	-32.9%	+42.1%	-4.7%
MSCI World x US	-43.0%	+50.8%	-14.0%
MSCI World	-45.0%	+44.1%	-20.7%
S & P 500 Composite	-44.6%	+39.7%	-22.7%

Secular Global Outlook

We believe that the world entered into a period of long-term secular growth in the late eighties. The drivers of this growth include: 1) the fall of communism and therefore the end of dueling superpowers, world wars and vast non-productive expenditures, 2) the worldwide acceptance of free enterprise as an economic model and 3) the explosion of global communications and other productive technologies available to a growing portion of the world's population. These ideal conditions eventually led to excesses in markets in 2000, but now the ensuing period of slow growth is over and positive secular factors are again driving growth around the world.

Skilled yet inexpensive labor in developing countries is increasingly used by businesses in the industrialized nations. Companies first focused on employing unskilled labor, then skilled manufacturing jobs, services positions and now basic research. Even our own firm has some of its programming done in Minsk, Belarus. This use of global labor will power future growth in two important ways.

First, lowering labor costs increases the productivity of corporations in developed countries, which in turn keeps a lid on inflation. Although it may not be intuitive, the growth in jobs and in the standard of living in the US has always been driven by free trade and allowing corporations to act in ways that maximize their profits.

Second, job growth in developing countries is producing a growing middle class, which in turn produces more stable and eventually democratic governments. Billions of Chinese, Indian and other third world workers are being transformed into consumers. Moreover, their spending is being magnified as local financial institutions begin offering, for the first time, home mortgages, auto loans and credit cards. The ballooning buying power of these consumers will drive growth for years to come.

Much of this consumption will benefit the globally advertised brand names of America, Europe and Japan. These include consumer and capital goods as well as services like education and travel. Rising commodity prices are already signaling this secular advance in global demand.

In summary, globalization is and will continue to produce positive changes. This conclusion is the basis for our recommendation that shareholders own both our American Opportunities and International Fund.

Currency Movements

The International Fund has benefited from the continued weakness in the dollar since last reporting to you in October. The Euro advanced 7.2% versus the dollar, the British Pound 12% and the Japanese Yen 13%. Given the US's large budget and trade deficits, mild dollar weakness should continue intermittently for the foreseeable future.

THOMAS WHITE INTERNATIONAL FUND REGIONAL EXPOSURE ON OCTOBER 31, 2003 BASED ON LONG-TERM SECURITIES
CONTINENTAL EUROPE	42.6%
UNITED KINGDOM	8.8%
AFRICA & MIDDLE EAST	0.5%
CANADA	4.6%
LATIN AMERICA	4.2%
JAPAN	21.8%
FAR EAST	11.5%
AUSTRALIA & NEW ZEALAND	6.0%
DEVELOPED MARKETS	99.0%
EMERGING MARKETS	11.0%
Total	100%

Portfolio Strategy

The Fund benefited from its overweight positions in Japan and the rest of Asia, but has sold a number of these positions as they advanced. We have recently made most of our new purchases in undervalued European stocks. We feel local concerns about the Continent's disappointing recovery and the strong

Euro (reducing business competitiveness) will dissipate over the coming year.

Year to date we are increasing the portfolio's weighting in the undervalued defensive issues and reduced positions in interest sensitive industries.

In Conclusion

The Fund represents a well-diversified portfolio of undervalued international companies. It contains broad exposure to both developed and emerging market countries.

THE THOMAS WHITE INTERNATIONAL FUND IS DESIGNED TO BENEFIT FROM THE POSITIVE CHANGES OCCURRING IN THE WORLD.

These forty-nine countries are home to over 3,600 companies that meet the Fund's quality standards. International Fund shareholders, are partial owners of many of these companies through their ownership of Fund shares. International Fund shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

DEVELOPED MARKETS
EUROPE
Austria
Belgium
Denmark
Finland
France
Germany
Greece
Ireland
Italy
Netherlands
Norway
Portugal
Spain
Sweden
Switzerland
United Kingdom
NORTH AMERICA
Canada
United States
Bermuda
PACIFIC
Australia
Hong Kong
Japan
New Zealand
Singapore
EMERGING MARKETS
GREATER EUROPE
Czech Republic
Hungary
Poland
Russia
Turkey
MIDDLE EAST
Israel
AFRICA
Egypt
Morocco
South Africa
LATIN AMERICA
Argentina
Brazil
Chile
Colombia
Mexico
Peru
Venezuela
INDIAN SUBCONTINENT
India
Pakistan
FAR EAST
China
Indonesia
South Korea
Malaysia
Philippines
Taiwan
Thailand

The Fund takes full advantage of the extensive resources of the Thomas White's research division. This investment research organization is owned by Thomas White International, the Fund's manager. The Institute's professionals perform on-going valuation-based security analysis of companies in forty-nine countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

THE THIRTY-TWO YEAR PERFORMANCE OF THE INTERNATIONAL EQUITY MARKET AND ITS MAJOR REGIONAL COMPONENTS
MSCI INDICES Gross	THESE INDEX RETURNS ARE IN US DOLLARS. FIVE-YEAR REGIONAL PERFORMANCE SUCCESS IS NUMBERED FROM #1 (BEST) TO #5 (WORST).
PERIOD: Jan. 1, 1970 to Dec. 31, 2003	INT'L	CANADA	EUROPE	JAPAN	PACIFIC EX JAPAN	EMERGING MARKETS	US
FIVE-YEAR PERIOD RETURNS
1970-1974	3.3%	4.6%(#2)	-0.9%(#3)	16.0%(#1)	-6.2%(#4)	N/A	-3.4%
1975-1979	19.0%	17.9%(#4)	18.9%(#2)	18.8%(#3)	27.5%(#1)	N/A	13.3%
1980-1984	9.5%	6.7%(#2)	6.1%(#3)	17.0%(#1)	4.1%(#4)	N/A	14.5%
1985-1989	35.0%	16.9%(#5)	32.3%(#3)	41.4%(#2)	22.4%(#4)	52.2%(#1)	19.8%
1990-1994	2.4%	0.1%(#4)	7.0%(#3)	-3.4%(#5)	15.3%(#2)	20.9%(#1)	9.2%
1995-1999	12.4%	20.5%(#2)	22.5%(#1)	2.1%(#4)	5.0%(#3)	2.0%(#5)	29.7%
2000-2003 (to Dec. 31)	-4.7%	3.4%(#1)	-4.2%(#4)	-11.5%(#5)	1.6%(#2)	-0.1%(#3)	-6.4%

1970-2003 (to Dec. 31)	10.8%	9.9%	11.5%	11.1%	9.6%	N/A	10.9%
1988-2003 (to Dec. 31)	5.6%	9.6%	10.4%	-1.4%	9.4%	12.5%	12.6%

The table above presents the performance of the international stock markets from January 1, 1970 to April 30, 2004. Returns are shown in a series of five-year periods. The international returns are followed by those of the world's regions, then for comparison, the US returns.

Regional performances (not including the US) are highlighted using ranks from #1 (best) to #5 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.

Note that the international market and its territories all have quite similar long-term records. But observe that the international index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

The Fund's design reflects your manager's belief that shareholders benefit from smoother international performance. A more stable portfolio encourages investors to stay the course in a falling market environment. This promotes success in reaching long-term investment goals.

The MSCI developed country gross dividends return series is used for US, Europe, Canada, Japan and the Pacific less Japan. The Free MSCI emerging markets free gross dividends return series starts on January 1, 1988. International returns reflect the MSCI World less U.S. Free Index until the MSCI All-Country less U.S. Free Index starts on January 1, 1988. World less U.S. Free and All-Country World less U.S. returns are linked across the 1970-2003 period.

PERFORMANCE AT A GLANCE

The International Fund vs. its Benchmarks

[CHART OMITTED]

The current value of an initial $10,000 investment with dividends reinvested

Thomas White International Fund $19,921

MSCI All Country World Index $19,453

MSCI All Country World Ex US Index $14,887

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was 99.2% for the Fund, 48.9% for the MSCI All Country World ex US and 94.5% for the MSCI All Country Index. The one-year return for the Fund was 37.8%. The Fund's average annual total return since inception was 7.3%. The MSCI Indices are gross dividends.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE AT A GLANCE

Relative Performance April 30, 2004	Thomas White International Fund	MSCI All Country World ex US	MSCI All Country World
Six Months	11.2%	11.7%	8.7%
YTD	1.1%	1.6%	0.7%
One Year Total Return	37.8%	41.3%	31.0%
Annualized Three Year Total Return	3.2%	2.1%	-0.6%
Annualized Five Year Total Return	1.1%	0.4%	-1.5%
Annualized Total Return Since Inception (June 28, 1994)	7.3%	4.1%	7.0%
Cumulative Total Return Since Inception (June 28, 1994)	99.2%	48.9%	94.5%

MSCI All Country World is a compilation of the market indices for 47 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the US. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions.

THOMAS WHITE INTERNATIONAL FUND
 Investment Portfolio April 30, 2004

Country	Issue	Industry	Shares	Value

COMMON STOCKS:	96.8%
AUSTRALIA:	5.1%

	Bluescope Steel #	Metals	61,400	$260,827
	Boral Limited	Building	29,700	128,738
	National Australia Bank ADR #	Banking	2,900	310,445
	National Australia Bank Ltd	Banking	5,121	109,029
	News Corp Ltd ADR #	Services	16,500	603,240
	Rio Tinto Plc ADR #	Metals	7,300	654,080
	Telstra Corp Ltd	Communications	60,800	209,960
				2,276,320

BELGIUM:	3.1%

	Colruyt NN	Consumer Retail	2,650	284,989
	Dexia	Banking	46,100	757,879
	Groupe Bruxelles Lambert SA	Financial Div.	5,900	354,897
				1,397,765

BRAZIL:	1.4%

	Embratel Part Pref	Communications	6,800,000	19,720
	Tele Norte Celular #	Communications	6,800,000	1,360
	Tele Leste Celular P *	Communications	6,800,000	1,360
	Telesp Celular Pref *#	Communications	6,800,000	19,040
	Tele Norte Leste Prf	Communications	6,800,000	80,240
	Telemig Celular Pref	Communications	6,800,000	10,200
	Brasil Telecom Part #	Communications	1,360	42,160
	Tele Nordeste Cel ADR	Communications	340	8,670
	Tele Celular Sul ADR	Communications	680	10,030
	Petroleo Brasileir	Energy	17,990	448,586
				641,366

CANADA:	4.5%

	Alcan Inc	Metals	10,750	434,158
	CI Fund Management	Financial Div.	11,050	130,213
	Domtar Inc	Forest & Paper	16,900	194,216
	Enbridge Inc	Energy	3,800	139,023
	Encana Corp	Energy	12,700	500,400
	Manitoba Telecom #	Communications	5,000	171,470
	Royal Bank Of Canada #	Banking	9,800	435,834
				2,005,314

CHILE:	0.3%

	Cia Cervecerias Unidas ADR	Consumer Staple	6,300	131,355

CHINA:	1.3%

	Petrochina Co Ltd ADR #	Energy	13,200	567,600

DENMARK:	0.5%

	Danisco *	Consumer Staple	4,900	$232,009

FRANCE:	10.6%

	Assur Gen France #	Insurance	6,600	402,935
	Aventis SA	Health Care	8,300	632,034
	Bouygues #	Financial Div.	10,200	348,209
	Carrefour	Consumer Retail	3,300	153,068
	Christian Dior	Consumer Staple	5,350	335,917
	Michelin	Consumer Durables	4,800	224,542
	Peugeot Sa	Consumer Durables	7,300	392,050
	Saint-Gobain	Industrial	5,900	297,774
	Societie Generale	Banking	9,550	795,308
	Total SA	Energy	3,733	690,194
	Veolia Environnement	Utilities	10,300	273,868
	Vinci S.A. #	Building	2,050	199,461
				4,745,360

GERMANY:	6.3%

	Allianz Ag-Reg	Insurance	3,150	333,287
	Daimlerchrysler	Consumer Durables	7,000	312,024
	Deutsche Post Ag	Services	14,500	319,693
	Deutsche Telekom N	Communications	14,000	240,225
	E. On Ag	Utilities	6,800	450,590
	Fresenius Ag Pfd	Health Care	3,200	223,354
	Infineon Tech *#	Technology	12,900	163,538
	Schering Ag	Health Care	3,700	194,099
	Siemens Ag	Industrial	3,600	258,822
	Thyssen Krupp	Industrial	19,500	338,337
				2,833,969

GREECE:	0.4%

	Hellenic Telecommunication Organization *	Communications	13,500	196,380

HONG KONG:	3.6%

	BOC Hong Kong Holdings #	Banking	65,000	110,838
	Hang Lung Group	Financial Div.	128,000	178,048
	HSBC Holdings #	Banking	36,800	537,872
	Jardine Matheson	Industrial	18,600	187,860
	Sinopec Shanghai Pet	Energy	486,000	161,984
	Swire Pacific Ltd #	Industrial	34,600	226,239
	Wharf Holdings	Financial Div.	68,000	186,572
				1,589,413

IRELAND:	1.7%

	Allied Irish Banks Plc	Banking	20,000	$288,298
	Irish Life & Permanent Plc	Insurance	30,200	472,240
				760,538

ITALY:	2.9%

	Eni SPA	Energy	19,100	387,973
	Telecom Italia SPA *	Communications	210,000	672,861
	Unicredito Italian SPA	Banking	54,800	255,757
				1,118,638

JAPAN:	21.3%

	Dai Nippon Printing	Services	12,000	181,947
	Daiichi Pharm	Health Care	10,100	176,925
	Eisai Co	Health Care	8,000	204,338
	Fast Retailing Co	Consumer Retail	4,400	342,738
	Fuji Photo Film	Services	5,000	160,772
	Fujitsu	Technology	42,000	291,778
	Honda Motor	Consumer Durables	5,200	208,649
	Kaneka Corp	Chemicals	32,000	295,347
	Kao Corp	Consumer Staple	18,000	429,598
	Matsushita E Ind	Technology	19,000	278,964
	Mitsubishi Tokyo Fin	Banking	35	311,308
	Mitsui Fudosan	Financial Div.	20,000	220,098
	Mitsui Sumitomo Insu	Insurance	61,000	574,059
	Nishimatsu Construc	Building	55,000	193,782
	Nissan Motor Company	Consumer Durables	37,000	411,873
	Nomura Holdings	Financial Div.	17,000	275,929
	NTT	Communications	127	667,180
	Pioneer Electric	Technology	9,900	282,460
	Sankyo Co	Health Care	18,000	333,409
	Sankyo Co Gunma	Services	7,500	279,878
	Seiko Epson #	Technology	4,300	168,643
	Sharp Corp	Technology	17,000	306,417
	Showa Shell Sekiyu	Energy	34,000	291,941
	Sumitomo Mitsui Financial #	Banking	110	830,941
	Tanabe Seiyaku Co	Health Care	26,000	249,626
	Toyota Motor	Consumer Durables	10,000	361,396
	Yamada Denki	Consumer Retail	23,200	796,411
	Yamaha Corp	Services	7,500	140,618
	Yamanouchi	Health Care	6,000	199,991
				9,467,016

MEXICO:	2.3%

	America Movil ADR Ser L	Communications	10,600	358,280
	Cemex SA ADR #	Building	9,623	283,397
	Telefonos de Mexico Sp ADR L	Communications	11,100	378,954
				1,020,631

NETHERLANDS:	8.8%

	Abn Amro Holdings	Banking	45,400	$986,823
	Akzo Nobel	Chemicals	19,100	695,752
	ING Groep NV	Insurance	34,844	746,522
	KON KPN	Communications	59,000	424,883
	OCE N.V.	Technology	30,000	505,062
	Philips Electronics	Industrial	20,476	557,443
				3,916,485

NEW ZEALAND:	0.7%

	Telecom New Zealand ADR	Communications	10,900	309,342

SINGAPORE:	0.8%

	DBS Group Holdings Ltd	Banking	43,030	361,628

SOUTH AFRICA:	0.5%

	Anglo American Plc	Industrial	11,900	236,621

SOUTH KOREA:	4.5%

	Korea Electric Power Corp Sp ADR #	Utilities	35,900	337,101
	Posco ADR #	Metals	8,800	270,600
	Samsung Electronics	Technology	2,285	1,084,942
	Woori Finance	Banking	42,200	297,134
				1,989,777

SPAIN:	1.7%

	Antena 3 Televison *	Communications	43	2,185
	Repsol YPF SA	Energy	36,700	772,652
				774,837

SWEDEN:	2.7%

	Electrolux AB- B Shares	Consumer Durables	11,200	221,495
	Foreningssparbanken AB	Banking	17,550	327,536
	Modern Times Group B shares *#	Services	6,000	101,369
	Nordea AB	Banking	18,800	126,802
	Sandvik AB #	Capital Goods	13,200	429,603
				1,206,805

SWITZERLAND:	2.3%

	Credit Suisse Group	Banking	28,650	1,010,225

TAIWAN:	0.2%

	Taiwan Semiconductor	Technology	63,201	$108,908

THAILAND:	0.7%

	Ayudhya Inv & Trust *	Banking	205,900	45,277
	Bank Of Ayudhya *	Banking	401,000	119,217
	PTT Exploration & Prod	Energy	24,000	161,938
				326,432

UNITED KINGDOM:	8.6%

	Allied Domecq Plc	Consumer Staple	65,400	522,572
	Associated British Foods Plc	Consumer Staple	20,000	221,902
	Barclays Plc	Banking	28,400	256,571
	British American Tobacco Plc	Consumer Staple	58,800	893,190
	BT Group Plc	Communications	156,900	497,577
	Bunzl Plc	Forest & Paper	29,000	242,800
	Firstgroup Plc	Transportation	44,500	212,278
	Hays Plc	Services	62,000	129,977
	Imperial Chemical Industries Plc	Chemicals	65,600	255,532
	Wimpey (George) Plc	Building	29,000	211,372
	WPP Group Plc	Services	36,900	364,503
				3,808,274

Total Common Stocks		(Cost $36,961,570)		43,230,960

SHORT TERM OBLIGATIONS:	16.5%
			Principal Amount
	The Northern Trust Company Eurodollar
	Time Deposit 0.30%, due 05/03/04		$1,257,512	1,257,512

HELD AS COLLATERAL
FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		6,297,522	6,297,522
Total Short Term Obligations		(Cost $7,555,034)		7,555,034

Total Investments	113.7%	(Cost $44,516,604)		50,785,994
Other Assets, Less Liabilities:	(13.7)%			(6,128,672)
Total Net Assets:	100.0%			$44,657,322

* Non-Income Producing Securities
# All or a portion of securities on loan at April 30, 2004 - See Note 1 (g) to financial statements.
ADR - American Depositary Receipt.
See Notes to Financial Statements

Thomas White FUNDS FAMILY Statements of Assets and Liabilities April 30, 2004
	American Opportunities Fund	International Fund
ASSETS

Investments in securities at market value[1]	$17,159,900	$50,785,994
Receivables:
Dividends and interest	9,970	185,305
Reclaims	-------	29,328
Other	2,141	3
Prepaid expenses	410	996
Total assets	17,172,421	51,001,626

LIABILITIES

Management Fees	13,688	35,780
Accrued expenses	4,196	11,002
Collateral on loaned securities[2]	-------	6,297,522
Total liabilities	17,884	6,344,304

NET ASSETS

Source of Net Assets:
Net capital paid in on shares of beneficial interest	12,055,898	38,899,403
Undistributed net investment income (accumulated net investment loss)	(7,336)	101,274
Accumulated net realized gain (loss)	70,589	(612,745)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,035,385	6,269,390

Net assets	$17,154,536	$44,657,322

Shares outstanding	1,162,748	3,809,262

Net asset value and offering price per share	$14.75	$11.72

1 Cost Basis: American Opportunities Fund: $12,124,515 International Fund: $44,516,604
2 Value of securities out on loan at 4/30/2004: International Fund: $6,030,600

See Notes to Financial Statements.

Thomas White FUNDS FAMILY Statements of Operations Year Ended April 30, 2004
	American Opportunities Fund	International Fund
INVESTMENT INCOME

Income:
Dividends	$109,947	$492,777
Interest	2,437	11,027
Total investment income	112,384	503,804

Expenses:
Investment management fees (note 4)	85,541	218,483
Audit fees and expenses	5,916	8,519
Custodian fees	2,958	24,565
Trustees' fees and expenses	2,163	5,323
Registration fees	5,046	12,416
Transfer agent fees	6,409	13,541
Printing expenses	1,740	4,521
Legal fees and expenses	6,496	15,968
Other expenses	11,073	27,396
Total expenses	127,342	330,732
Reimbursement from Investment Manager	(12,013)	(5,058)
Net expenses	115,329	325,674
Net investment income	(2,945)	178,130

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized (loss) on investments & foreign currency transactions	467,759	2,181,756
Net change in unrealized appreciation on investments and foreign currency translations	837,176	2,051,835
Net gain on investments	1,304,935	4,233,591

Net increase in net assets from operations	$1,301,990	$4,411,721
1 Net of foreign taxes withheld of $52,660.

See Notes to Financial Statements.

Thomas White Funds Family Statements of Changes in Net Assets
	American Opportunities Fund		International Fund
	Six Months Ended April 30, 2004	Year Ended October 31, 2003	Six Months Ended April 30, 2004	Year Ended October 31, 2003
Change in net assets from operations:
Net investment income (loss)	$(2,945)	$1,748	$178,130	$309,974
Net realized gain (loss)	467,759	(235,052)	2,181,756	(489,295)
Net unrealized appreciation (depreciation) on investments	837,176	3,720,164	2,051,835	6,257,214
Net increase (decrease) in net assets from operations	1,301,990	3,486,860	4,411,721	6,077,892

Distributions to shareholders:
From net investment income	------	(6,138)	------	(387,666)
Tax return of capital	------	------	------	------
Total distributions	------	(6,138)	------	(387,666)

Fund share transactions (Note 3)	(195,076)	1,263,404	1,425,275	7,542,242
Total increase (decrease)	1,106,914	4,744,126	5,836,996	13,232,469

Net assets:
Beginning of period	16,047,622	11,303,496	38,820,326	25,587,857

End of period	$17,154,536	$16,047,622	$44,657,322	$38,820,326

See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended April 30, 2004

Note 1. Summary of Accounting Policies

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has two series of Shares, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994, collectively referred to as the "Fund". The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a) Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b) Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c) Income taxes. It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d) Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined on a FIFO (first in first out) basis.

(f) Distributions to Shareholders. The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(g) Securities Lending. The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services and 40% is paid to the securities lending agent for the Thomas White American Opportunities Funds for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at April 30, 2004 are as follows:

  Portfolio
Value of Loaned Securities	Value of Collateral
  Thomas White International Fund

  $6,030,600
$6,297,522

  Each Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

  Portfolio
Net Interest Earned by Portfolio
  Thomas White American Opportunities

  $2,437

  Thomas White International Fund

  11,027

(h) Redemption Fee. Effective December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $30 in redemption fees for the period ended April 30, 2004 which were included in net capital paid.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Period Ended April 30, 2004

Note 2. Significant Shareholder. At April 30, 2004 the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 54.6% and 69.8%, respectively, of each Fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

Note 3. Transactions in Shares of Beneficial Interest (All amounts in thousands)
As of April 30, 2004, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

	American Opportunities Fund
	Period Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Amount	Shares	Amount
Shares sold	29,274	$418,925	143,123	$1,806,512
Shares issued on reinvestment of dividends & distributions	445	6,138	2,208	23,603
Shares redeemed	(42,344)	(620,139)	(42,499)	(566,711)

Net increase (decrease)	(12,625)	$(195,076)	102,831	$1,263,404

	International Fund
	Period Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Amount	Shares	Amount
Shares sold	145,148	$1,666,240	795,552	$8,249,455
Shares issued on
reinvestment of
Shares issued on reinvestment of dividends & distributions	36,604	387,632	23,140	200,394
Shares redeemed	(55,078)	(628,597)	(104,480)	(907,607)

Net increase (decrease)	126,674	$1,425,275	714,212	$7,542,242

Note 4. Investment Management Fees and Other Transactions with Affiliates

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the "Advisor") at the rate of 1/12% of the Fund's average daily net assets. For the fiscal year ended April 30, 2004 the Advisor contractually agreed to reduce its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund's average daily net assets.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Period Ended April 30, 2004

Note 5. Investment Transactions

During the year ended April 30, 2004 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

Fund	Purchases	Sales
American Opportunities Fund	$2,300,328	$2,590,395
International Fund	15,595,265	12,051,535

At April 30, 2004 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
American Opportunities Fund	$12,124,515	$5,310,089	$(274,704)	$5,035,385
International Fund	44,516,604	7,990,414	(1,721,024)	6,269,390

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings
American Opportunities Fund	$-------	$70,589	$5,035,385	$(381,688)	$4,724,286
International Fund	101,274	-------	6,269,390	(2,708,943)	3,661,721

The tax character of distributions paid during the year ended December 31, 2003 were as follows:

	Ordinary Income	Long-term Capital Gains	Total Distributions
American Opportunities Fund	$24,438	$-------	$24,438
International Fund	202,283	-------	202,283

As of April 30, 2004, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

Expiration Date	American Opportunities Fund	International Fund
10/31/2007	-------	-------
10/31/2008	-------	-------
10/31/2009	$53,881	$320,216
10/31/2010	92,754	1,984,989
10/31/2011	235,053	403,738
Total	381,688	2,708,943

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Period Ended April 30, 2004

Note 6. Financial Highlights

	American Opportunities Fund
	Period Ended April 30, 2004		Year Ended October 31, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2000
Per share operating performance (For a share outstanding throughout the period)

Net asset value, beginning of period	$13.65		$10.54		$10.67		$10.95		$10.73

Income from investment operations:
Net investment income (loss)	0.00		0.00		0.02		0.03		0.04
Net realized and unrealized gains (losses)	1.10		3.12		(0.13)		(0.27)		0.72
	1.10		3.12		(0.11)		(0.24)		0.76

Distributions:
From net investment income	-------		(0.01)		(0.02)		(0.04)		(0.04)
From net realized gains	-------		-------		-------		-------		(0.50)
Tax return of capital	-------		-------	(1)	-------	(1)	-------	(1)	-------
	-------		(0.01)		(0.02)		(0.04)		(0.54)

Change in net asset value for the period	1.10		3.11		(0.13)		(0.28)		0.22
Net asset value, end of period	$14.75		$13.65		$10.54		$10.67		$10.95

Total Return	8.06%		29.56%		(1.01)%		(2.20)%		7.25%
Ratios/supplemental data
Net assets, end of period (000)	$17,155		$16,048		$11,303		$10,789		$10,386
Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	*+	1.35%	+	1.34%	+	1.35%	+	1.35%	+
Net investment income/loss (net of reimbursement)	(0.02)%	*+	0.01%	+	0.17%	+	0.31%	+	0.22%	+

Portfolio turnover rate	22.70%		28.38%		37.50%		83.34%		62.14%
(1) * +	Less than $0.01 per share.

Annualized

 In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been (0.09)% for the current year.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.15)% for the year ended October 31, 2003.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.53% and the ratio of net investment income to average net assets would have been (0.01)% for the year ended October 31, 2002.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.54% and the ratio of net investment income to average net assets would have been 0.13% for the year ended October 31, 2001.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been 0.11% for the year ended October 31, 2000.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Period Ended April 30, 2004
	International Fund
	Period Ended April 30, 2004		Year Ended October 31, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2000
Per share operating performance (For a share outstanding throughout the period)

Net asset value, beginning of period	$10.54		$8.62		$9.27		$11.76		$13.30

Income from investment operations:
Net investment income (loss)	0.05		0.11		0.08		0.06		(0.01)
Net realized and unrealized gains
(losses)	1.13		1.94		(0.66)		(2.49)		(0.05)
	1.18		2.05		(0.58)		(2.43)		(0.06)
Distributions:
From net investment income	-------		(0.13)		(0.07)		(0.06)		(0.07)
From net realized gains	-------		-------		-------		-------		(1.41)
	-------		(0.13)		(0.07)		(0.06)		(1.48)

Change in net asset value for the period	1.18		1.92		(0.65)		(2.49)		(1.54)
Net asset value, end of period	$11.72		$10.54		$8.62		$9.27		$11.76

Total Return	11.20%		23.77%		(6.28)%		(20.63)%		(1.26)%
Ratios/supplemental data
Net assets, end of period (000)	$44,657		$38,820		$25,588		$27,656		$34,104
Ratio to average net assets:
Expenses (net of reimbursement)	1.48%	*	1.50%	+	1.50%	+	1.50%	+	1.50%	+
Net investment income/loss (net of	0.40%	*	1.14%	+	0.81%	+	0.51%	+	(0.04)%	+
reimbursement)
Portfolio turnover rate	39.06%		25.61%		50.00%		35.38%		38.37%
* +

Annualized

 In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.77% and the ratio of net investment income to average net assets would have been 0.88% for the year ended October 31, 2003.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.57% for the year ended October 31, 2002.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 0.35% for the year ended October 31, 2001.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.06)% for the year ended October 31, 2000.

Thomas White FUNDS FAMILY Trustee Disclosure April 30, 2004
Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Thomas S. White, Jr.* 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 60	Trustee, President	9 years	Chairman of Thomas White International, Ltd.	2

Douglas M. Jackman 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 38	Vice President and Secretary	7 years	Analyst and Senior Vice President of Thomas White International, Ltd.;	2

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 31	Treasurer	3 years	Treasurer of the Thomas White Funds; Portfolio Analyst and Fund Accountant of Thomas White International, Ltd.	2

Nicholas G. Manos* 53 W. Jackson Blvd. Suite 528 Chicago, IL 60604 78	Trustee	9 years	Attorney (of counsel), Gesas, Pilati & Gesas,	2

Edward E. Mack III 55 East Jackson St. Chicago, IL 60604 58	Trustee	8 years	Retired	2

Elizabeth Montgomery 1448 N. Lake Shore Dr. Chicago, IL 60610 60	Trustee	2 year	Retired	2

John N. Venson 310 Meadowlake Ln. Lake Forest, IL 60045 54	Trustee	9 years	Doctor of Podiatric Medicine	2

* Mr. Manos is Thomas White's father-in-law.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PERSONS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Board of Trustees of the Registrant has formed a Nominating Committee (the "Committee"), which is composed of all Trustees who are not "interested persons" of the Registrant (as such term is defined in the Investment Company Act of 1940, as amended) ("Independent Trustees"), and which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board of Trustees. The Board has adopted a Nominating Committee Charter, which includes policies and procedures by which shareholders of the Registrant may recommend nominees to the Registrant's Board of Trustees.

Pursuant to the Charter, the Committee will consider recommendations for nominees to the Board from shareholders. Any nominations or other shareholder communications with the Board should be submitted to the attention of the Board of Trustees, c/o the Secretary of the Registrant, Suite 3900, 440 South LaSalle Street, Chicago, Illinois 60605-1028. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year and only those nominations meeting the eligibility requirements that are received not earlier than January 1 of the most recently completed calendar year-end will be considered by the Committee. Shareholder submissions must include the shareholder's contact information, the nominee's contact information and the number of applicable Fund shares owned by the proposed nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for election of directors required by Regulation 14A under the Securities Exchange Act of 1934, and a notarized letter executed by the nominee stating his or her intention to serve as a nominee and be named in the Registrant's proxy statement, if so designated by the Committee and the Board. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the eligibility requirements set forth below at the time of submitting their proposed nominee.

Eligibility Requirements

(a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i) The nominee must satisfy all qualifications provided in the Nominating Committee Charter and in the Registrant's organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

(ii) The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

(iii) Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

(iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v) The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Investment Company Act of 1940).

(vii) A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

(ii) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares and (d) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least two years.

(Note: Terms such as "immediate family member" and "control" used above shall be interpreted in accordance with the federal securities laws.)

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
(a)(1)	Not applicable.

(a)(2)	Certifications of chief executive officer and chief financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of chief executive officer and chief financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST
By:	/s/ Thomas S. White, Jr. Thomas S. White, Jr. President (Principal Executive Officer)
Date:	July 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Thomas S. White, Jr. Thomas S. White, Jr. President (Principal Executive Officer
Date:	July 8, 2004

By:	/s/ David M. Sullivan II David M. Sullivan II (Treasurer (Principal Financial Officer)
Date:	July 8, 2004

EXHIBIT INDEX

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)  Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.